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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 29, 2004


                       DEUTSCHE MORTGAGE SECURITIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                                   333-100675                                     36-4509743
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 (STATE OR OTHER JURISDICTION                        (COMMISSION                                  (I.R.S. EMPLOYER
      OF INCORPORATION)                              FILE NUMBER)                                IDENTIFICATION NO.)

        60 Wall Street
         New York, NY                                                                                   10019
------------------------------                                                               ---------------------------
    (ADDRESS OF PRINCIPAL                                                                            (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 250-7010







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Item 5.  Other Events.
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Description of the Mortgage Pool

                  On or about April 30, 2004, the Registrant will cause the issuance and sale of approximately $499,126,000 initial principal amount of Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-3 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of April 1, 2004, between the Registrant as depositor, Wells Fargo Bank, N. A. as master servicer, and HSBC Bank (USA), as trustee.

                  Structural Term Sheets

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Structural Term Sheets") in written form, which are in the nature of data tables.

                  The Structural Term Sheets have been provided by the Underwriter. The information in the Structural Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Structural Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Structural Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

Item 7.       Financial Statements, PRO FORMA Financial Information and Exhibits
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              (a) Financial Statements.

                       Not applicable.

              (b) PRO FORMA Financial Information.

                       Not applicable.

              (c)      Exhibits



                                      ITEM 601(A) OF
                                      REGULATION S-K
      EXHIBIT NO.                      EXHIBIT NO.                              DESCRIPTION
      -----------                      -----------                              -----------
           1                               99.1                   Structural Term Sheets (as defined in Item
                                                                  5) that have been provided by the
                                                                  Underwriter to certain prospective
                                                                  purchasers of Deutsche Mortgage Securities,
                                                                  Inc. Mortgage Loan Trust, Series 2004-3. The
                                                                  Structural Term Sheets have been filed on
                                                                  paper pursuant to a continuing hardship
                                                                  exemption from certain electronic
                                                                  requirements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 29, 2004


                                            DEUTSCHE MORTGAGE SECURITIES, INC.


                                            By: /s/ Michael Commaroto
                                                ------------------------------
                                            Name:   Michael Commaroto
                                            Title:  President


                                            By: /s/ Peter Cerwin
                                                ------------------------------
                                            Name:   Peter Cerwin
                                            Title:  Vice President

                                  EXHIBIT INDEX



                                   Item 601(a) of                 Sequentially
                                   Regulation S-K                 Numbered
Exhibit Number                     Exhibit No.                    Description                     Page
--------------                     -----------                    -----------                     ----
1                                  99.1                           Structural Term Sheets          6
                                                                  (as defined in Item 5)
                                                                  that have been provided
                                                                  by the Underwriter to
                                                                  certain prospective
                                                                  purchasers of Deutsche
                                                                  Mortgage Securities,
                                                                  Inc. Mortgage Loan
                                                                  Trust, Series 2004-3.
                                                                  The Structural Term
                                                                  Sheets have been filed
                                                                  on paper pursuant to a
                                                                  continuing hardship
                                                                  exemption from certain
                                                                  electronic requirements.